Exhibit 10.47

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT A CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION: [****].

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NETWORK SERVICES AGREEMENT

This Network Services Agreement (the “Agreement”) is entered into on January 1, 2004 (the “Effective Date”) by and between America Online, Inc., a Delaware corporation with offices at 22000 AOL Way, Dulles, Virginia 20166 (“AOL”) and MCI WORLDCOM Network Services, Inc., with offices at 22001 Loudoun County Parkway, Ashburn Virginia 20147 (“MCI”). Capitalized terms used but not defined herein shall have the meanings given to them in Schedule A attached hereto.

The parties hereby agree to the following:

1.	Termination of Existing Network Services Agreements.

1.1.	AOL and MCI hereby terminate (a) the Amended and Restated Network Services Agreement entered into between the parties on June 27, 2001 and (b) the Amended and Restated Hourly Services Agreement entered into between the parties on June 27, 2001 (collectively, the “Existing Network Agreements”). Termination of the Existing Network Agreements shall be effective as of December 31, 2003. AOL shall incur no liability in connection with the termination of the Existing Network Agreements; provided, however, that AOL will be liable to pay for the Services rendered through December 31, 2003 subject to the terms of the Existing Network Agreements.

1.2.	[****], AOL shall, upon payment of the invoice corresponding to the last month in each calendar quarter in 2004 (that is, the invoice for Services rendered in March, June, September and December 2004) (“Quarterly Invoices”), pay MCI an additional [****] (such payment the “Quarterly Credit Payment”); provided that in 2004, MCI shall include a quarterly credit of [****] (“Quarterly Credit”) on each Quarterly Invoice. [****]

2.	Scope of Services.

2.1.	MCI shall, in accordance with this Agreement, provide AOL with Dial-Up Access to the MCI Dial Access Network within the fifty United States and [****] (collectively referred to hereinafter as the “United States”). Within the United States, MCI agrees to provide the Services in the Initial Service Areas set forth on Exhibit C; provided that on a quarterly basis MCI shall provide an updated list of Initial Services Areas in the format of Exhibit C. AOL may also request Services in Extended Service Areas. In addition, MCI agrees to deliver Services in Unique Service Areas pursuant to Section 4.5. [****]

2.2.	AOL is responsible for all end-user customer support, billing and collections. MCI’s relationship under this Agreement is solely with AOL and not with any of AOL’s end-users.

2.3.	MCI agrees to provide all Services, including but not limited to Dial-Up Access Port usage,

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to AOL, its partners and Affiliates (or other designees); provided, however, that (i) services provided to designees pursuant to this Agreement shall be deemed to be Services provided to AOL, (ii) AOL shall remain the single point-of-contact with MCI, and (iii) AOL shall remain obligated to perform and comply with all obligations under the Agreement including, but not limited to, payment obligations with respect to any services provided by MCI to such designees pursuant to this Agreement. MCI further agrees that the Services will be provided in compliance with the terms set forth herein including the Technical Specifications and Operational Requirements and Service Levels set forth in Exhibits A and B, respectively.

2.4.	Services provided under this Agreement may be utilized for any lawful purpose, including without limitation in connection with any service or product offering made available by AOL or any of its Affiliates, providing access to an AOL information service, providing the delivery of Internet access or providing subscriber-related services to end-users.

2.5.	In addition to the Services, MCI shall also provide Toll-Free Port services (as set forth in Section 4.3). The parties agree to discuss the provision of co-location services by MCI to AOL in certain MCI co-location facilities.

3.	Purchase Commitment.

3.1.	Subject to MCI’s material compliance with this Agreement as set forth in Section 3.3, AOL will purchase the Services from MCI as follows:

(i)	From January 1, 2004 through December 31, 2004, AOL will have a minimum annual revenue commitment of two hundred two million seven hundred fifty-six thousand eight hundred dollars ($202,756,800.00) (the “2004 Purchase Commitment”).

(ii)	From January 1, 2005 through December 31, 2005, AOL will purchase from MCI a minimum annual aggregate of twenty percent (20%) of the Total AOL Dial-up Service Hours (the “2005 Market Share Commitment”) at the corresponding prices set forth in Section 4.1(i). For the avoidance of doubt, the 2005 Market Share Commitment shall only be measured annually, not monthly and AOL is not obligated to maintain a monthly market share commitment.

(iii)	From January 1, 2006 through December 31, 2006, AOL will purchase from MCI a minimum of twenty-five percent (25%) of Total AOL Dial-up Service Hours (the “2006 Market Share Commitment”) at the corresponding prices set forth in Section 4.1(i). For the avoidance of doubt, the 2006 Market Share Commitment shall only be measured annually, not monthly and AOL is not obligated to maintain a monthly market share commitment.

3.2.	Toll-Free Ports, as defined in Section 4.3, and toll-free usage shall not contribute toward the Purchase Commitments.

3.3.

For the 2004 Purchase Commitment AOL will, subject to the terms of this Agreement, owe MCI no less than an amount equal to two hundred two million seven hundred fifty-six thousand eight hundred dollars ($202,756,800.00). For 2005 and 2006, under each Purchase Commitment, AOL will, subject to the terms of this Agreement, owe MCI no less than an amount equal to the sum of the Purchase Commitment for applicable Measurement Period multiplied by the applicable tiered Port Price. In the event AOL does

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not satisfy the Purchase Commitment for the applicable Measurement Period, then MCI may invoice AOL for an additional fee in an amount equal to one hundred percent (100%) of the difference between the aggregate invoiced amounts and the Purchase Commitment for that year (“Take or Pay Remedy”). MCI shall provide AOL with an invoice for this Take or Pay Remedy within ninety (90) days of the end of each calendar year, and AOL shall pay the full amount, less any amounts disputed in good faith, within thirty (30) days of receipt of such invoice. The parties agree that this Take or Pay Remedy shall be adjusted (i) to the extent that AOL is entitled to reduce its Purchase Commitment or to receive credits from MCI under the terms of this Agreement, and (ii) in a year in which AOL is unable to meet its Purchase Commitment due to material breaches of this Agreement by MCI.

3.4.	Any purchase by AOL of Dial-Up Access Services in the United States from MCI, or any Affiliate of MCI (as well as purchases from any entity that (i) becomes an Affiliate of MCI after execution of the Agreement and that (ii) are made after such entity becomes an Affiliate of MCI) shall contribute toward AOL’s satisfaction of the Purchase Commitment, except that purchases pursuant to a separate agreement between AOL and MCI, or any Affiliate of MCI, for dial-up access services in the United States shall neither contribute towards, nor be subject to, the Purchase Commitment; provided, however, that the purchases of dial-up access hours in the United States in accordance with the CSI Agreement (as defined in Section 13) shall contribute towards AOL’s satisfaction of the Purchase Commitment.

4.	Charges and Payment Terms.

4.1.	Port Pricing; Invoicing.

(i)	The base charge for each Dial-Up Access Port [****] (the “Port Price”) shall be as set forth in the following table.

Year	Hours per Month	Price per Hour

2004	0 to [****] [****] or greater	[****] [****]

2005	Up to [****] of Monthly Traffic All [****] above [****] of Monthly Traffic	[****] [****]

2006	Up to [****] of Monthly Traffic All [****] above [****] of Monthly Traffic	[****] [****]

For the avoidance of doubt, only incremental [****] each month in excess of the above volume/price tiers will be priced at the corresponding rate (for instance, if

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in March 2005, AOL directs [****] of the Total AOL Dial-up Network [****] to MCI, the initial [****] of those Dial-Up Service [****] will be maintained at the [****] rate and the remaining incremental [****] will be priced at the [****]).

(ii)	The Port Prices shall include [****].

(iii)	The pricing for Services in Extended Service Areas shall be agreed to by the parties following AOL’s request for such Services.

(iv)	MCI shall invoice AOL for applicable charges for the Services based on AOL [****] of usage during each month as determined by the MCI Global Usage Report. [****]

(v)	[****]

4.2.	Monthly Base Adjustments. For Services rendered from January 2004 through December 2004, MCI shall apply, as a charge to AOL a monthly base adjustment in the amount of [****] per month (such adjustment the “Monthly Base Adjustments” for such month). [****]

4.3.

Toll-Free Ports. In addition to the Services, MCI shall provide toll-free Dial-Up Access Ports so that AOL members may access toll-free dial-up telephone numbers throughout the United States (“Toll-Free Ports”). As of the Effective Date, AOL is purchasing [****] Toll-Free Ports (“Current Toll-Free Ports”).

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The monthly price for the Toll-Free Ports shall be [****] per minute of usage (“Toll-Free Usage Fee”). [****]. In the event AOL orders any Toll-Free Ports in excess of the Current Toll-Free Ports, the price for such ports shall be as set forth in the table below. The toll-free telephone numbers shall not be changed without the prior written approval of AOL. Upon reasonable advance notice to MCI, AOL shall have the right to reassign Toll-Free Ports among different toll-free telephone number pools provided hereunder. AOL may, upon [****] days notice, cancel any of the Toll-Free Ports.

Year	Toll-Free Port Price
2004	[****]
2005	[****]
2006	[****]

4.4.	Unique Service Area Requirements: MCI agrees to deliver Services in Unique Service Areas (set forth in Exhibit E) according to the applicable Port Price by July 1, 2004; provided, however, that (i) the total number of Dial-Up Access Ports required in such Unique Service Areas shall not exceed [****] (ii) the obligations set forth in Section 8.2 of this Agreement shall not apply to the Unique Service Areas.

4.5.	Payment Terms. All charges due under this Agreement shall be invoiced in [****]. All undisputed charges shall be payable within [****] of [****] the invoice. AOL may withhold payment of particular charges that AOL disputes in good faith; provided, however, that AOL provides written notice of the dispute to MCI within the [****] period described in this Section and engages in good faith discussions with MCI to resolve such disputed charges during such [****] period. Payments shall be made by [****]. If for any reason, payment cannot be made by wire transfer, AOL shall give MCI notice of that fact and shall deliver a [****]. AOL shall pay the lesser of [****] per month or the highest rate permitted by applicable law on any non-disputed portion of any invoice not paid within [****] days of the [****] the invoice. If AOL does not pay [****] undisputed invoices within [****] days of the [****] the [****] during a [****] period, MCI may terminate this Agreement.

5.	Calculation of Market Share Commitment; CFO Certifications.

5.1.	The 2005 Market Share Commitment and 2006 Market Share Commitment shall be determined at the end of each Measurement Period based on the following calculation:

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[****]

5.2.	CFO Certifications.

(i)	For 2005 and 2006, within [****] days of the end of the applicable Measurement Period, AOL’s Chief Financial Officer (“CFO”) shall present MCI with a written certification and supporting documentation which demonstrates to MCI’s reasonable satisfaction that AOL has met [****].

(ii)	For 2005 and 2006, within [****] days of the end of each applicable calendar quarter, AOL’s CFO shall present MCI with a written certification and supporting documentation which demonstrates to MCI’s reasonable satisfaction the [****]. The information presented to MCI shall be [****] AOL based on the volume of traffic delivered at the incremental [****] rate (i.e., in excess of [****] each month during 2005; and in excess of [****] each month during 2006) in each month of the preceding calendar quarter.

6.	Network Performance. The network shall perform in accordance with the service performance levels (“SLAs”) as set forth in Exhibit B.

7.	Architecture, Technology and Vendors

7.1.	AOL acknowledges that in the event that MCI determines that another carrier’s offerings represent a superior value, or other factors which may make another carrier’s offerings preferable, MCI may utilize a carrier other than its current carrier for the network or any portion thereof. MCI acknowledges that AOL’s goal is to achieve architectural independence among its service providers to minimize the possibility that a single failure could impact more than one AOL service provider. [****]. MCI shall design and engineer the MCI Dial Access Network to obtain redundancy and resiliency, and to eliminate single points of failure in such network that may result in a failure of or severe degradation to the MCI Dial Access Network; provided, however, that the parties acknowledge that after the Effective Date remote and localized failures may occur as a result of a single point of failure. For any such instance, MCI will (a) use commercially reasonable efforts to identify such single point of failure, (b) promptly notify AOL of such failure, and (c) use commercially reasonable efforts to remove such single point of failure after identification.

7.2.	AOL shall retain control of how the users connect to the network and how the network connects to AOL. MCI shall control the design and use of the network backbone and the backhaul circuits from the virtual points of presence (“PoPs”) to the physical PoPs. MCI shall determine the location of actual Dial-Up Access Port installation, and MCI shall also identify the number and location of spare Dial-Up Access Ports necessary to ensure compliance with the SLAs set forth in Exhibit B. MCI shall apply all reasonable efforts to minimize the installation lead time and shall not be held responsible for delays outside the control of MCI as excused under Section 23.3.

8.	Forecasting; Capacity Guarantee.

8.1.	AOL and MCI shall meet quarterly to discuss respective plans for rate center coverage

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and traffic projections. During such quarterly meeting, AOL shall submit to MCI a capacity hours forecast (“AOL Forecast”) in which AOL will project, by rate center, anticipated changes in monthly demand for the subsequent quarter. AOL must provide the AOL Forecast at least [****] days prior to the forecasted quarter in order to be considered valid; provided, however, the initial AOL Forecast for the first calendar quarter in 2004 shall only provide the capacity forecast for such calendar quarter. The AOL Forecast for the second calendar quarter of 2004 shall be provided to MCI no later than February 15, 2004. If actual monthly hours in a rate center are more than [****] above the AOL Forecast in a particular rate center, (i) MCI shall provide AOL with notice that the AOL Forecast has been exceeded by more than [****]; (ii) for the month in which the AOL Forecast has been exceeded by more than [****] (set forth in Exhibit B) and associated credits shall not apply in those affected rate centers. Notwithstanding the foregoing, MCI shall not be relieved of its obligation to augment capacity in a rate center subject to AOL’s requirements (as set forth in Section 8.2 of this Agreement).

8.2.	MCI shall guarantee capacity availability up to [****] of the AOL Forecast in each of the Initial Service Areas (“Capacity Commitment”). [****]. For the avoidance of doubt, AOL shall not be restricted in its allocation of capacity/hours across the Service Areas.

(i)	[****]

(ii)	[****]

(iii)	[****]

(iv)	Rate centers in [****] and the states of [****] and [****] shall be excluded from the obligations contained in this Section 8.2.

8.3.	MCI shall, [****] prior to the expiration of the then-current Term, deliver to AOL a network plan that details those rate centers, if any, in which MCI will not provision following such expiration.

9.	Audits and Facilities.

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9.1.	Audits.

(i)	Each party reserves the right to reasonably audit the other party’s relevant books and records [****] as necessary to verify the audited party’s compliance with the terms of this Agreement and to enforce the auditing party’s rights under this Agreement. Audits shall be performed by an independent certified public accounting firm (the auditor performing an audit pursuant to this Section the “Auditor”), as follows: (a) following at least [****] prior written notice to the audited party; (b) at the auditing party’s sole cost and expense; (c) in a reasonable scope and duration; (d) in a manner so as not to unreasonably interfere with the audited party’s business operations; and (e) in compliance with the audited party’s reasonable security requirements. Unless the parties mutually agree otherwise, the number of audits that each party may conduct shall not exceed [****] per calendar year.

(ii)	Materials of the audited party reviewed in the course of an audit shall be deemed confidential information pursuant to Section 14 and their use by the Auditor shall be limited to the conduct of the audit. Except to the extent necessary to demonstrate the audited party’s compliance or non-compliance with the terms of this Agreement, any resulting report shall not contain any confidential information of any third party. Such Auditor shall, prior to conducting such audit, execute a nondisclosure agreement acceptable to the audited party (such acceptance not to be unreasonably withheld, conditioned or delayed) containing the substantive provisions substantially similar to those set forth in this Section and in Sections 14 and 23.2 of this Agreement. Any report or other information produced or reviewed by the Auditor shall not be distributed within the auditing party except to such persons with a need to know. The foregoing report and information shall be made available to the audited party on request.

(iii)	Each party shall maintain complete and accurate records and shall retain such records for a period not less than the term of this Agreement or such other longer period as may be required pending resolution of any disputes among the parties or by applicable law, rule, or regulation.

10.	Term and Termination.

10.1.	Term. The term of this Agreement shall commence on January 1, 2004 and continue until December 31, 2006 (“Initial Term”). AOL may elect to extend the term of the Agreement for [****] extension term by giving MCI [****] days notice prior to the expiration. In the event AOL elects to extend the Initial Term, the 2006 Market Share Commitment and the corresponding pricing shall apply.

10.2.	Termination.

(i)

MCI shall have the right to terminate this Agreement without liability to AOL upon written notice to AOL in the event of (a) a material breach by AOL, if such breach is not cured within [****] calendar days after written notice by MCI to AOL of such breach, or (b) repeated material breaches of this Agreement of a similar nature, or a prolonged material breach of this Agreement, by AOL, even if cured, of which MCI provided AOL reasonable written notice of each, and which would justify a reasonable person, acting in good faith and considering relevant

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industry standards, to terminate this Agreement.

(ii)	AOL shall have the right to terminate this Agreement without liability upon written notice to MCI in the event of (a) a material breach by MCI, if such breach is not cured within [****] calendar days after written notice by AOL to MCI of such breach, or (b) repeated material breaches of this Agreement of a similar nature, or a prolonged material breach of this Agreement, by MCI, even if cured, of which AOL provided MCI reasonable written notice of each, and which would justify a reasonable person, acting in good faith and considering relevant industry standards, to terminate this Agreement.

(iii)	[****]

(iv)	If either party makes a general assignment for the benefit of its creditors, files a voluntary petition in bankruptcy or receivership or any petition or answer seeking, consenting to, or acquiescing in reorganization, arrangement, adjustment, composition, liquidation, dissolution or similar relief, or ceases to do business in the normal course, including without limitation, failure to pay debts as they become due, then the other party may (i) terminate this Agreement, in whole or in part, with no liability or further duties or obligations hereunder; and/or (ii) pursue any and all legal remedies under applicable law or principles of equity, including an action for damages, specific performance and/or injunctive relief.

(v)	Force Majeure. In the event a Force Majeure Event (as set forth in Section 23.3) substantially impacts [****] of the Service for a period of [****] days or longer, [****] may terminate this Agreement upon notice to [****].

10.3.	Termination/Expiration Assistance.

(i)

Upon any termination or expiration of this Agreement, AOL may cancel the Services and MCI will (i) provide reasonable assistance and consultation to ensure a smooth and timely transition of AOL’s Services to AOL or AOL’s designee (i.e., another vendor), and (ii) continue to provide the Services at prices then in effect (such period the “Migration Period”). During the Migration Period, the parties shall ensure the complete migration of the Services provided hereunder (including Toll-Free Port services and Colocation services, if any) to AOL or to other services or networks of another provider or providers. Except as otherwise mutually agreed upon by the parties, MCI shall continue to provide the services during the Migration Period to AOL at prices then in effect as of the date of expiration or termination of the Agreement, and shall otherwise perform all of its obligations under this Agreement for the duration of the Migration Period.

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The Migration Period shall be a minimum of [****] unless the parties agree otherwise. No Migration Period shall exceed [****] in duration unless the parties agree otherwise or [****], in which case the Migration Period may extend to a total of [****] months.

(ii)	In the event of any termination or expiration, MCI will make commercially reasonable efforts to transfer, to AOL or its designee, ownership of the telephone numbers in the network corresponding to the affected services. If for any reason the services provided for under this Agreement have not been completely migrated by the end of the applicable Migration Period, at any time thereafter MCI may immediately terminate any or all remaining services, and/or AOL may require MCI to immediately terminate the provision of any or all remaining services and, as set forth in Section 20.1, MCI will transfer ownership of telephone numbers, without limiting any rights or remedies the parties may have under this Agreement or otherwise.

11.	[****]

11.1.	[****]

11.2.	[****]

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[****]

11.3.	[****]

12.	Normalization. The terms set forth in Section 11 may require comparison of [****] pricing methodologies. In order to convert pricing associated with one of such methodologies to pricing associated with the other methodology (and vice versa), the then-current Average Daily Port Usage multiplied by [****] will be deemed to be equivalent to one (1) port provided for [****] under the Agreement.

13.	CSI Agreement Pricing. The Amended and Restated Hourly Services Agreement entered into between the parties on June 27, 2001 (“Hourly Agreement”) terminated the CompuServe Incorporated Network Services Agreement among CompuServe Incorporated, AOL and UUNET Technologies, Inc. dated January 31,1998 (the “CSI Agreement”) with respect to, inter alia, the provision and purchase of dial-up access services within the United States. Notwithstanding the foregoing, MCI shall continue to operate and maintain the legacy data communications network identified in the CSI Agreement (the “CompuServe Network”) in accordance with Section 1 of the CSI Agreement and without any degradation of service performance (including without limitation average throughput) relative to the service performance prior to the Effective Date of this Agreement. The base charge for each [****] of dial-up access port usage and related dial-up access services directed to the CompuServe Network after the Effective Date of this Agreement shall be the Port Price determined pursuant to Section 4.1 of this Agreement.

14.	[****]

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[****]

15.	Taxes and Other Charges.

15.1.	All prices for the Dial-Up Access Services under this Agreement are exclusive of applicable federal, state, local, and foreign sales, use, excise, utility, gross receipts, value-added, and other taxes, tax-like charges, and tax-related and other surcharges (collectively “Taxes”). AOL shall pay all applicable Taxes due on its purchase of Dial-Up Access Services, [****].

15.2.	[****]

15.3.	If AOL provides MCI with a valid, duly executed exemption certificate, MCI will exempt AOL in accordance with applicable law, effective on the date MCI receives the certificate. Furthermore, and without limiting the foregoing, if AOL or its assignee provides MCI with a resale exemption certificate, MCI shall accept such certificate so long as AOL or its assignee represents that it resells the Dial-Up Access Services purchased from MCI and MCI can accept such representation in good faith.

15.4.	If a governmental entity audits either party’s tax reporting or treatment of the Dial-Up

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Access Services provided under this Agreement, the other party agrees reasonably to cooperate with the party being audited in order to respond to any audit inquiries in a proper and timely manner so that the audit and any resulting controversy may be resolved expeditiously.

15.5.	To the extent that any Tax under this Agreement can be segregated in an audit of, or from a deficiency asserted against, MCI, AOL, subject to the limitations of applicable law, may contest in its own name, and at its own expense, any Tax that it is ultimately obligated to pay. AOL shall be entitled to the benefit of any refund or recovery resulting from such contest. MCI shall reasonably cooperate with any such contest, if AOL is prepared to bear MCI’s costs to cooperate. [****]

15.6.	If AOL does not give MCI written notice of a dispute with respect to the application of Taxes for a particular invoice within [****], the application of Taxes for that invoice, as between MCI and AOL, shall be deemed correct and binding on AOL.

15.7.	If this Agreement is amended to include services other than Dial-Up Access Service, the parties agree to negotiate appropriate tax language to govern the tax treatment of such additional services.

16.	Indemnities. MCI agrees to indemnify, defend, and hold AOL harmless from damages, losses, or liabilities (including without limitation reasonable attorneys’ fees) arising from (i) any third party claims of intellectual property rights infringement arising from the use of any MCI-developed materials; (ii) any third party claims arising out of the material breach by MCI of this Agreement; and (iii) any third party claim relating to any physical damage to property or personal injury caused by MCI. AOL agrees to indemnify, defend, and hold MCI harmless from damages, losses, or liabilities (including without limitation reasonable attorneys’ fees) arising from (a) any third party claims of intellectual property rights infringement arising from the use of any AOL-developed materials; (b) any third party claims arising out of the material breach by AOL of this Agreement; and (c) any third party claim relating to any physical damage to property or personal injury caused by AOL.

17.	Limitation of Liability.

17.1.	IN NO EVENT SHALL EITHER PARTY’S AGGREGATE LIABILITY TO THE OTHER IN CONNECTION WITH THIS AGREEMENT FOR ALL CLAIMS, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STATUTE, OR OTHERWISE EXCEED THE GREATER OF (A) TWO HUNDRED MILLION DOLLARS ($200,000,000) OR (B) TEN PERCENT (10%) OF THE SERVICES INVOICED TO AOL IN THE TWELVE MONTH PERIOD PRIOR TO THE SUBJECT EVENT. NOTWITHSTANDING THE FOREGOING, THE LIMITATIONS SET FORTH IN THIS SECTION 17.1 SHALL NOT APPLY WITH RESPECT TO (I) DAMAGES CAUSED BY WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF A PARTY, OR (II) DAMAGES CAUSED BY EITHER PARTY’S INTENTIONAL BAD FAITH BREACH OF THIS AGREEMENT IN CONNECTION WITH THE TERMINATION OR ATTEMPTED TERMINATION OF EITHER THIS AGREEMENT OR THE PROVISION OF DIAL-UP ACCESS SERVICES UNDER THIS AGREEMENT.

17.2.	NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY STATED OR IMPLIED HEREIN,

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NEITHER PARTY SHALL HAVE ANY LIABILITY WHATSOEVER FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, OR SPECIAL DAMAGES SUFFERED BY THE OTHER OR BY ANY ASSIGNEE OR OTHER TRANSFEREE OF THE OTHER, EVEN IF INFORMED IN ADVANCE OF THE POSSIBILITY OF SUCH DAMAGES. THE LIMITATIONS SET FORTH IN THIS SECTION 17.2 SHALL NOT APPLY WITH RESPECT TO DAMAGES CAUSED BY EITHER PARTY’S BREACH OF ANY OF ITS OBLIGATIONS DESCRIBED IN SECTION 14 (CONFIDENTIALITY).

18.	Dispute Resolution [****].

18.1.	[****]

18.2.	[****]

18.3.	[****]

18.4.	[****]

19.	Ownership. MCI shall own or control the dial-up network equipment, including, but not limited to, Dial-Up Access Ports and related equipment. [****]

20.	Telephone Numbers.

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20.1.	MCI will reserve dedicated number ranges for the exclusive use of AOL in the United States. [****]. In the event of termination or expiration of the Agreement, or upon the decommissioning of Services, MCI will make commercially reasonable efforts to transfer to AOL or its designee ownership of the telephone numbers.

20.2.	MCI shall provide AOL with at least [****] days prior notice with respect to any NPA change (whether such change is a result of a split or overlay).

20.3.	Prior to delivering Ports for AOL in a Service Area, MCI shall provide AOL with (i) a list of the Destination NPA-NXXs for such Service Area, and (ii) a complete and accurate list of all of the associated originating NPA-NXXs that are capable of making a Local Call to such Destination NPA-NXXs. Such data described in (i) and (ii) shall be consistent with the [****]. MCI shall provide AOL with updates to such data from time to time as necessary to keep such data current, complete and accurate with any published updates to the [****]

21.	[****]

22.	New Technology. For the initial term, MCI agrees to use all commercially reasonable efforts to implement, [****], any industry standard technology improvements to

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dial-up services [****]; provided, however, that if MCI is unable to implement any such industry standard technology improvements requested by AOL, despite using such reasonable efforts within [****] of time, then, notwithstanding anything herein to the contrary, AOL may [****].

23.	General.

23.1.	Governing Law. This Agreement shall be governed and construed under the laws of the [****], except for its conflicts of laws principles. Each Party irrevocably consents to the exclusive jurisdiction of the courts of the [****] and the federal courts situated in the [****] in connection with any action to enforce the provisions of this Agreement, to recover damages or other relief for breach or default under this Agreement or otherwise arising under or by reason of this Agreement. Notwithstanding the foregoing, any judgments entered in an action under this Agreement may be enforced in any court of competent jurisdiction.

23.2.	Press Release. The terms of this Agreement are confidential, and neither party shall disclose to any third party (other than bankers and lenders, and legal and other professional advisers with a need to know) the terms and conditions of this Agreement. Such obligations shall apply except as required by law or government regulation. In addition, any press release or public announcement with respect to this Agreement shall be subject to the mutual approval of the parties (such approval not to be unreasonably withheld or delayed).

23.3.	Force Majeure.

(i)	During the term of this Agreement, neither party shall be in default of its obligations to the extent that its performance is delayed or prevented by causes beyond its reasonable control, including but not limited to acts of God, natural disasters, strikes and other labor disturbances, acts of war or civil disturbance, or other equivalent or comparable events (any such event a “Force Majeure Event”). Notwithstanding the foregoing, the failure of a Supplier to perform under its arrangement with MCI shall not constitute a Force Majeure Event for MCI.

(ii)	If a Force Majeure Event substantially prevents, hinders, or delays MCI’s performance for more than [****]

23.4.

Assignment. This Agreement shall accrue to the benefit of and be binding upon the parties hereto and any purchaser or any successor entity into which a party has been merged or consolidated or to which a party has sold or transferred all or substantially all of its assets. No party may assign this Agreement or assign or delegate its rights or obligations under this Agreement without the prior written consent of the other parties, whose consent shall not be unreasonably withheld; except that either party may assign

Network Services Agreement	16	AOL/MCI Confidential

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its rights and obligations under this Agreement without the approval of the other parties to an entity which acquires all or substantially all of the assets of the assigning party, to any Affiliate of the assigning party, or to a successor in a merger or acquisition of the assigning party upon prior written notice to the other parties.

23.5.	Notices. All notices (other than routine operational communications, or as otherwise specifically set forth herein), requests, demands, and determinations under this Agreement shall be in writing and shall be deemed duly given (i) when delivered by hand, (ii) one (1) business day after being given to an express, overnight courier with a reliable system for tracking delivery, (iii) when sent by confirmed facsimile with a copy delivered by another means specified in this Section, or (iv) four (4) business days after the day of mailing, when mailed by United States mail, registered or certified mail, return receipt requested, postage prepaid, and addressed as follows:

To AOL:	To MCI:
America Online, Inc.	MCI Network Services, Inc.
22270 Pacific Blvd.	8 Campus Drive
Dulles, Virginia 20166	Parsippany, NJ 07054
Attn: Frank Ambrose	Attn: John Nunziata
Vice President, Access Management	Vice President, Wholesale Accounts
Fax: 703-265-4355	Fax: 973-630-7905

Copy to:	Copies to:
America Online, Inc.	MCI Network Services, Inc.
22000 AOL Way	22001 Loudoun County Pkwy
Dulles, Virginia 20166	Ashburn, VA 20147
Attn: Deputy General Counsel	Attn: Paul M. Eskildsen
Fax: (703) 265-2208	Vice President and Chief Counsel
Business Transactions
Fax: 703-886-5807

MCI Network Services, Inc. 22001 Loudoun County Pkwy Ashburn, VA 20147 Attn: Craig Venable Director, Wholesale Accounts Fax: 703-886-0679

A party may from time to time change its address or designee for notification purposes by giving the other prior written notice of the new address or designee and the date upon which it will become effective.

23.6.	Injunctive Relief. It is understood and agreed that, notwithstanding any other provisions of this Agreement, breach of the provisions of this Agreement by either party [****] the non-breaching party irreparable damage for which recovery of money damages would be inadequate and that the non-breaching party may therefore seek timely injunctive relief to protect the non-breaching party’s rights under this Agreement.

23.7.	No Agency. Nothing contained herein shall be construed as creating any agency, partnership, or other form of joint enterprise between the parties.

Network Services Agreement	17	AOL/MCI Confidential

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23.8.	Full Power. As of the Effective Date, each party represents, warrants and covenants that (i) it has the requisite power and authority to enter into and perform this Agreement; (ii) the person signing this Agreement on such party’s behalf has been duly authorized and empowered to enter into this Agreement; (iii) no further consent, approval, authorization or order of any other person, entity, court, administrative agency or governmental authority is required for the execution, delivery or performance by it of this Agreement; (iv) none of the execution, delivery, or performance of this Agreement (a) conflicts with, or results in a breach of, or constitutes a default under, or results in violation of, any agreement or instrument to which it is a party or by which it is bound or (b) results in violation of any law or order, judgment, writ, injunction, decree or award applicable to it of any court, administrative agency or governmental authority; and (v) such party has been fully informed of the terms, contents, conditions, and effects of this Agreement, and no promise or representation of any kind or character has been made by either party except as expressly stated in this Agreement. Each party has relied solely and completely on its own judgment and the advice of the counsel of its own choosing in agreeing to this Agreement.

23.9.	Survival. Sections 4.5 (Payment Terms), 10.2 (Termination), 10.3 (Termination/Expiration Assistance), 14 (Confidentiality), 16 (Indemnities), 17 (Limitation of Liability), 19 (Ownership) and 23 (General) of this Agreement shall survive cancellation, termination or expiration of this Agreement. In addition, any obligations which expressly or by their nature are to continue after termination, cancellation or expiration of the Agreement shall survive and remain in effect.

23.10.	Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof. This Agreement may only be changed by mutual agreement of authorized representatives of the parties in writing.

23.11.	Waiver. No failure on the part of either party to exercise, and no delay in exercising any right or remedy hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy granted hereby or by law.

23.12.	Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which, when taken together, shall constitute one and the same instrument.

23.13.	Certain Regulatory Events. In the event that MCI is obligated under applicable law to provide any of the services hereunder in accordance with tariffs filed with a governmental authority, then MCI shall file the terms and conditions of this Agreement with such authority such that applicable law will require no change in the rights or obligations of any party under the Agreement. If despite MCI’s use of good-faith, commercially reasonable efforts to perform this obligation, such tariffs require a material change in the rights or obligations of either party under this Agreement that adversely affects AOL, AOL may at its option, terminate the Agreement upon notice to MCI.

23.14.	[****]

Network Services Agreement	18	AOL/MCI Confidential

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the Effective Date.

AMERICA ONLINE, INC.		MCI WORLDCOM NETWORK SERVICES, INC.

By:	/s/ John Schanz	By:	/s/ John H. Krummer
Name:	John Schanz	Name:	JOHN H. KRUMMER
Title:	SVP, Network Operations	Title:	SVP
Date:	1/28/04	Date:	1/29/04

Network Services Agreement	19	AOL/MCI Confidential

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Schedule A

Definitions

“Affiliate” shall mean, with respect to any entity, any other entity Controlling, Controlled by or under common Control with such entity.

“Average Daily Port Usage” shall mean, with respect to [****], the average number of hours of usage per port per day on the MCI Dial Access Network in the immediately preceding calendar quarter.

“AOL Network Averages” shall mean average performance metrics measured across AOL’s dial-up access network providers in the United States within a specified period of time (e.g., daily, weekly or monthly).

“Control” and its derivatives shall mean, with regard to any entity, record or beneficial ownership, directly or indirectly, of [****] or more of the capital stock (or other ownership interest, if not a corporation) of such entity ordinarily having voting rights; provided that beneficial ownership shall not include currently exercisable options or warrants to the extent not yet exercised.

“Destination NPA-NXX” shall mean an NPA-NXXs corresponding to a telephone number of a dial-up POP used to provide Services within a Service Area.

“Dial-Up Access” shall mean the facility and associated fully-managed, end-to-end (e.g., from the port to the corresponding AOL dial termination facility) network services, however provided in terms of technology, for receiving analog or ISDN in-bound calls initiated by the end-user from the public switched telephone network and converting those signals to digital form for transmission over digital networks.

“Dial-Up Access Port” shall mean the capacity to offer Dial-Up Access to one (1) incoming analog or ISDN in-bound call. [****]

“Dial-Up Service Hours” shall mean the aggregate number of hours Dial-Up Access traffic directed to the MCI Dial Access Network as determined by the Global Usage Report [****]

“Effective Rate” shall mean the weighted average of the port price for dial-up access services provided [****], which shall be calculated as [****].

“Excluded Hours” shall mean the Dial-Up Service Hours in New Locations. “New Locations” shall mean those rate centers and local markets (i) not covered by MCI or AOL’s portfolio of dial-up network services providers as of January 1, 2004; or (ii) where MCI either elects not to build in response to a request by AOL for footprint expansion or [****].

“Extended Service Areas” shall mean geographic locations outside the MCI Dial Access Network footprint (such footprint is set forth in Exhibit C).

“Initial Service Areas” shall mean the geographic locations set forth in Exhibit C.

“Local Call” means a telephone call placed from within a particular Service Area to the Destination NPA-NXX designated for that Service Area by MCI that does not result in any toll charges (including message

Schedule A to Network Services Agreement	A - 1	AOL/MCI Confidential

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rates, metered rates, intra-LATA toll charges and inter-LATA toll charges) for the caller, except to the extent the caller has agreed to pay message rates or metered rates as part of a local telephone service plan.

“Local Calling Area” for one or more Destination NPA-NXXs within a Service Area means the area associated with originating NPA-NXXs that are capable of making a Local Call to such Destination-NPA NXXs.

“Measurement Period” shall mean the calendar year (from January 1 through December 31) for 2004, 2005 or 2006 and any subsequent calendar years the Agreement is in effect.

“MCI Dial Access Network” shall mean the Dial-Up Access Ports provided hereunder and the points of presence, network hubs and circuits connecting these Dial-Up Access Ports to each other and to the AOL dial termination facilities.

“MCI Global Usage Report” shall mean the report by which MCI tracks AOL usage and invoices AOL based on data retrieved from continued SNMP polling of NAS sessions, and which is a extract and refinement for billing purposes from the MCI Modem Utilization Report.

“Purchase Commitment” shall mean the applicable purchase commitment (i.e., the 2004 Purchase Commitment, the 2005 Market Share Commitment or the 2006 Market Share Commitment). “Purchase Commitments” (plural) shall mean the then-current Purchase Commitment and any subsequent Purchase Commitment, depending on the Measurement Period.

“Service Areas” shall mean the Initial Service Areas, the Unique Service Areas and the Extended Service Areas, as applicable, collectively.

“Services” shall mean (a) the services, functions and responsibilities of MCI as described in the Agreement [****].

“Supplier” shall mean a supplier of products or services that are used by MCI to provide the Services hereunder.

“Total AOL Dial-Up Network Hours” shall mean the aggregate number of dial-up service hours delivered by AOL in the United States to all of AOL’s dial-up access vendors, including MCI, during the applicable Measurement Period (or a certain other time period, such as monthly or quarterly, as specified in this Agreement).

“Unique Service Areas” shall mean the rate centers set forth in Exhibit E.

Schedule A to Network Services Agreement	A - 2	AOL/MCI Confidential

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Exhibit A

Technical Specifications and Operational Requirements

1.	SPECIFICATIONS

The parties acknowledge that certain Services provided under the Existing Network Agreements will be migrated to new platforms over the course of 2004 to satisfy the obligations of this Agreement. In addition, the Migration Plan attached hereto as Exhibit F sets forth a specific plan to migrate traffic from the legacy fixed port network (“ANS Network”) to MCI’s shared network (“DAN Network”). Notwithstanding the foregoing, MCI shall deliver all services hereunder while maintaining a network wide Grade of Service of [****]. In addition, services shall fully conform to the following specifications:

1.1	MCI shall provision end-to-end backhaul capacity to the AOL dial termination facility such that available bandwidth [****] at all times during calendar year 2004 and [****] at all times from January 1, 2005. In accordance with the specifications set forth in this exhibit, MCI shall deliver all traffic via dedicated circuits between MCI’s network and either (i) AOL Data Centers [****] or (ii) AOL ATDN POPs within [****], as specified by AOL and agreed to by MCI. [****]

AOL may propose additional dial termination facilities to which Dial-Up Access traffic will be terminated hereunder, which MCI will supply [****] For routing to any such additional dial termination facility, MCI and AOL will agree on how IP routing is implemented.

1.2	The circuits connecting the network backbone to any AOL dial termination facility shall not exceed [****]. MCI shall measure the bits arriving at AOL’s dial termination facilities over recurring five-minute intervals.

1.3	Any backhaul circuit connecting Ports to the network backbone shall be sized at no greater than [****], per individual circuit as measured as an average over recurring [****] windows. From the netserver to the backbone, there will be no more than [****].

1.4	The Services shall fully support the [****] protocol as of the Effective Date and the [****] protocol as of January 1, 2005 [****]. MCI agrees that, [****], all Ports provided hereunder shall continue to support the [****] protocol, [****]. For [****] MCI shall (if and as desired by AOL) enable only those discrete features and/or elements identified by AOL.

1.5	The Services shall fully support and be in conformance with AOL’s access methods, access technology, hub architecture, and other access methods that may become available to AOL from time to time. Access protocols shall include without limitation:

Exhibit A to Network Services Agreement	A - 1	AOL/MCI Confidential

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(i)	The proprietary AOL [****] protocol — a proprietary AOL character-oriented protocol using TCP clear or raw mode telnet. The Network Access Server (NAS) uses a common user identification and password for each session;

(ii)	[****]

(iii)	[****]

(iv)	[****]

(v)	[****]

1.6	MCI agrees to route all AOL session traffic as follows:

(i)	[****]

(ii)	[****]; and

(iii)	[****]

1.7	[****]

1.8	[****]

1.9	[****]

Exhibit A to Network Services Agreement	A - 2	AOL/MCI Confidential

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1.10	[****]

2.	NETWORK ENGINEERING.

MCI agrees to provide network engineering to address operational and long-term planning issues.

3.	OPERATIONS.

[****]

Exhibit A to Network Services Agreement	A - 3	AOL/MCI Confidential

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[****]

Exhibit A to Network Services Agreement	A - 4	AOL/MCI Confidential

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[****]

4.	NETWORK SUPPORT ORGANIZATION.

[****]

4.1	[****]

4.2	[****]

4.3	[****]

Exhibit A to Network Services Agreement	A - 5	AOL/MCI Confidential

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[****]

4.4	[****]

4.5	[****]

4.6	[****]

4.7	[****]

4.8	[****]

Exhibit A to Network Services Agreement	A - 6	AOL/MCI Confidential

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Exhibit B

Service Levels

MCI shall meet or exceed the [****] for each of the following:

Connection Success (Connecting to the AOL Service)

[****]

Connection Quality (Staying Connected to the AOL Service)

[****]

Problem Resolution

Exhibit B to Network Services Agreement	B - 1	AOL/MCI Confidential

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[****]

Ability to Satisfy Provisioning Requirements

[****]

Additional Reporting Requirements: Except as set forth below, as of April 30, 2004, MCI will also provide the following daily reports to AOL on key metrics relating to sessions demographics and characteristics:

[****]

Network Availability

[****]

Exhibit B to Network Services Agreement	B - 2	AOL/MCI Confidential

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[****]

SERVICE CREDITS

In addition to the above, the Services are backed by the following Service Level Agreement. If MCI fails to achieve the specified Service Level, AOL shall be entitled to the corresponding credit set forth below. For clarity, the service credits set forth below shall not apply to Services provided on the ANS Network during the calendar year 2004 implementation of the Migration Plan as set forth in Exhibit F.

Service Level	Credit
• [****]

•         < [****] No Credit

•         > [****] above AOLNet Average for >[****] applicable price

•         > [****] above AOLNet Average for >[****] applicable price

•         > [****] above AOLNet Average for >[****] applicable price

•         > [****] above AOLNet Average for >[****] applicable price

•         > [****] above AOLNet Average for >[****] applicable price

• [****]

•         < [****] No Credit

•         > [****] above AOLNet Average for >[****] applicable price

•         > [****] above AOLNet Average for >[****] applicable price

•         > [****] above AOLNet Average for >[****] applicable price

Exhibit B to Network Services Agreement	B - 3	AOL/MCI Confidential

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• > [****] above AOLNet Average for >[****] applicable price • > [****] above AOLNet Average for >[****] applicable price

• Network Availability

•         [****] or greater as measured monthly: No Credit

•         [****] network availability: [****] applicable price

•         [****] network availability: [****] applicable price

•         [****] network availability: [****] applicable price

•         [****] network availability: [****] applicable price

•         less than [****] availability: [****] applicable price

For the purpose of clarification, the service credits set forth above shall be based on measurements made over [****].

Exhibit B to Network Services Agreement	B - 4	AOL/MCI Confidential

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EXHIBIT C

[****]

[****]

Exhibit C to Network Services Agreement	C-1	AOL/MCI Confidential

EXHIBIT C

Service Areas

** AOL will publish the Active Numbers in AOL Keyword: Access and remove the Old Numbers from AOL Keyword: Access; provided, however, that MCI will keep the Old Numbers active and such Old Numbers will be available for use by AOL members to connect to the AOL service. In the event that MCI is unable to continue to provide AOL with an Old Number, MCI will use reasonable efforts to notify AOL at least [****] in advance that the number will no longer be available, but in no case shall such notice be provided less than [****] in advance of the date such Old Number will be made unavailable.

Old Numbers
Active Phone Numbers Phone Number	NPANXX	City	State	Old Number	Old NPANXX	Old 2	Old NPA2	Old 3	Old NPA3
[****]	[****]	[****]	[****]

Page C-1 of C-27

[****]

Page C-2 of C-27

[****]

Page C-3 of C-27

[****]

Page C-4 of C-27

[****]

Page C-5 of C-27

[****]

Page C-6 of C-27

[****]

Page C-7 of C-27

[****]

Page C-8 of C-27

[****]

Page C-9 of C-27

[****]

Page C-10 of C-27

[****]

Page C-11 of C-27

[****]

Page C-12 of C-27

[****]

Page C-13 of C-27

[****]

Page C-14 of C-27

[****]

Page C-15 of C-27

[****]

Page C-16 of C-27

[****]

Page C-17 of C-27

[****]

Page C-18 of C-27

[****]

Page C-19 of C-27

[****]

Page C-20 of C-27

[****]

Page C-21 of C-27

[****]

Page C-22 of C-27

[****]

Page C-23 of C-27

[****]

Page C-24 of C-27

[****]

Page C-25 of C-27

[****]

Page C-26 of C-27

[****]

Page C-27 of C-27

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EXHIBIT D

Sample Invoices for 2004-2006 to be inserted here

Exhibit D to Network Services Agreement	D - 1	AOL/MCI Confidential

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22001 Loudoun County Parkway Ashburn, VA 20147 703-206-5600	INVOICE

[****]

Page D-1 of D-2

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22001 Loudoun County Parkway Ashburn, VA 20147 703-206-5600	INVOICE

[****]

Page D-2 of D-2

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Exhibit E

Unique Service Areas

[****]

Exhibit E to Network Services Agreement	E - 1	AOL/MCI Confidential

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Exhibit F

Migration Plan

ANS Network to be migrated by end of 2004, with [****] ANS sites migrated first to the DAN Network (specified below). Billing in 2004 will be based upon [****] usage per month. Sites on the ANS network shall be excluded from the Service Credits set forth in Exhibit B and from the [****] requirements as set forth in Section 8.2 of the Agreement.

In addition, the following [****] sites will be excluded from the migration plan, and AOL shall migrate traffic from these sites to other providers before the end of 2004. MCI will have all ANS Network services turned down by 1/1/05:

[****]

Exhibit F to Network Services Agreement	F - 1	AOL/MCI Confidential

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[****]

Exhibit F to Network Services Agreement	F - 2	AOL/MCI Confidential